UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2021

Talon 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	6770	98-1598139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2333 Ponce de Leon Blvd., Suite 630, Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

(786) 662-3114

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	TOACU	The Nasdaq Global Market
Class A ordinary share	TOAC	The Nasdaq Global Market
Warrants included as part of the units	TOACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2021, Talon 1 Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriters’ over-allotment option. The offering priced on November 3, 2021. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (the “Commission”) on October 18, 2021 (File No. 333-260305) (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, the material terms of which are disclosed in the Registration Statement:

•

An Underwriting Agreement, dated November 3, 2021, among (i) the Company and (ii) Credit Suisse Securities (USA) LLC and Exos Securities LLC as representatives of the several underwriters. The Underwriting Agreement provides for the purchase by the underwriters of the Units in connection with the IPO, and certain terms and conditions in connection therewith.

•	A Warrant Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent. The Warrant Agreement provides for the terms governing the Warrants.

•

A Letter Agreement, dated November 3, 2021, among the Company, its officers and directors and the Sponsor (as defined below). The Letter Agreement provides for certain transfer restrictions and other obligations.

•

An Investment Management Trust Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee. The Investment Management Trust Agreement provides for the terms and conditions pursuant to which the trustee shall hold the trust property on behalf of the Company’s public securityholders and the Company.

•

A Registration Rights Agreement, dated November 3, 2021, among the Company, the Sponsor and certain other security holders named therein. The Registration Rights Agreement provides for customary registration rights for certain securityholders of the Company.

•

A Private Placement Warrants Purchase Agreement, dated November 3, 2021, between the Company and the Sponsor. The Private Placement Warrants Purchase Agreement provides for the purchase and sale of the Private Placement Warrants as disclosed in Item 3.02 below.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Edward J. Wegel.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Joseph DaGrosa, Jr.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Abdol Moabery.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Ryan Goepel.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Nathaniel Felsher.

•	An Indemnification Agreement, dated November 3, 2021, between the Company and Jeremy Falk.

An Indemnification Agreement, dated November 3, 2021, between the Company and Maggie Arvedlund.

•	An Administrative Services Agreement, dated November 3, 2021 between the Company and the Sponsor.

The foregoing descriptions of such agreements are qualified entirely by the full text of such agreements, which are filed as exhibits to this report.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 13,250,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, AVi8 Acquisition LLC (the “Sponsor”), generating gross proceeds to the Company of $13.25 million. The terms of the Private Placement Warrants are substantially similar to the warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2021, in connection with the IPO, the Company adopted and filed with the Registrar of Companies of the Cayman Islands the Second Amended and Restated Memorandum and Articles of Association (the “Second Amended and Restated Memorandum and Articles of Association”), which both restates and amends the provisions of the amended and restated memorandum and articles of association of the Company. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $235,750,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until earliest of (a) the completion of our initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to our Second Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of our obligation to redeem 100% of our public shares if we have not consummated an initial business combination within the completion window or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within the completion window, subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2021, among the Company, Credit Suisse Securities (USA) LLC, and Exos Securities LLC, as representatives of the several underwriters.

3.1	Second Amended and Restated Memorandum and Articles of Association of Talon 1 Acquisition Corp.

4.1	A Warrant Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	A Letter Agreement, dated November 3, 2021, among the Company, its officers and directors and the Sponsor.

10.2	An Investment Management Trust Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	A Registration Rights Agreement, dated November 3, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	A Private Placement Warrants Purchase Agreement, dated November 3, 2021, between the Company and the Sponsor

10.5	An Indemnification Agreement, dated November 3, 2021, between the Company and Edward J. Wegel

10.6	An Indemnification Agreement, dated November 3, 2021, between the Company and Joseph DaGrosa, Jr.

10.7	An Indemnification Agreement, dated November 3, 2021, between the Company and Abdol Moabery.

10.8	An Indemnification Agreement, dated November 3, 2021, between the Company and Ryan Goepel.

10.9	An Indemnification Agreement, dated November 3, 2021, between the Company and Nathaniel Felsher.

10.10	An Indemnification Agreement, dated November 3, 2021, between the Company and Jeremy Falk.

10.11	An Indemnification Agreement, dated November 3, 2021, between the Company and Maggie Arvedlund.

10.12	An Administrative Services Agreement, dated November 3, 2021 between the Company and the Sponsor.

99.1	Press Release, dated November 3, 2021

99.2	Press Release, dated November 8, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon 1 Acquisition Corp.

Date: November 9, 2021	By:	/s/ Edward J. Wegel
		Name:	Edward J. Wegel
		Title:	Chief Executive Officer